                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                 AUGUST 9, 2001
                Date of Report (Date of earliest event reported)



                       KULICKE AND SOFFA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-00121

                    PENNSYLVANIA                                    23-1498399
                    ------------                                    ----------
   (State or other jurisdiction of incorporation)                 (IRS Employer
                                                                Identification No.)


  2101 BLAIR MILL ROAD, WILLOW GROVE, PENNSYLVANIA                     19090
  ------------------------------------------------                     -----
      (Address of principal executive offices)                      (Zip Code)


                                 (215) 784-6000
                                 --------------
                         (Registrant's telephone number)

ITEM 5. OTHER EVENTS

         On August 9, 2001, Kulicke and Soffa Industries, Inc. announced the private placement of $125 million of 5-1/4% Convertible Subordinated Notes due 2006 through Rule 144A to qualified institutional investors. A copy of the press release is filed as Exhibit 99.1 and incorporated in this report by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

Exhibit No.                  Description
      99.1        Press Release dated August 9, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        KULICKE AND SOFFA INDUSTRIES, INC.



Date: August 10, 2001             By: /s/ CLIFFORD G. SPRAGUE
---------------------                -------------------------------------------
                                  Clifford G. Sprague
                                  Senior Vice President, Chief Financial Officer
                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit No.                  Description
      99.1        Press Release dated August 9, 2001